EXHIBIT 10.0



                            SHARE PURCHASE AGREEMENT
                            ------------------------


THIS AGREEMENT is made as of the 23rd day of December, 2003.

BETWEEN:

            Savoy Capital Investments, Inc.
            -------------------------------
            a Company incorporated pursuant to the laws of
            the State of Colorado,
            Andrew N. Peterie, Sr.
            c/o Cudd & Associates
            19926 Pagentry Place
            Monument, Colorado  80132
            (the "Company")

                                                               OF THE FIRST PART

AND:

            Geoffrey Armstrong
            ------------------
            a businessman,
            3240 E. 58th Ave., #45,
            Vancouver, BC,
            Canada, V5S 3T2
            (the "Seller")

                                                              OF THE SECOND PART

WHEREAS:

A. Savoy Capital Investments, Inc. ("the Company") is entering the resource exploration and development business. The Company is currently seeking gold and copper exploration properties in Mongolia and China. The Company wishes to enter the gemstone mining business by acquiring gemstone mining exploration and development properties in Madagascar.

B. Geoffrey Armstrong ("the Seller") owns 97% of Societe Siranna S.A.R.L. ("Siranna"). Siranna is a company incorporated under the laws of Madagascar. Siranna holds title to two gem mining exploration and development properties with export privileges in Madagascar.

NOW, THEREFORE, THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

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                                                                   EXHIBIT 10.0


1. INTERPRETATION
   --------------

1.1 Where used herein or in any amendments or Attachments hereto, the following terms shall have the following meanings:

     (a) "Seller's Shares" means the Seller's ownership of shares representing 97% of the issued capital of Siranna;

     (b) "Assets" means the Assets of Siranna listed in Attachment A of this Agreement;

     (c) "Closing Date" means the 29th day of December, 2003 or such other date as agreed in writing by the parties;

     (d) "Permitted Encumbrances" mean the security interests and stock option plan granted by the Seller and disclosed to the Company, as listed in Attachment A;

     (e) "Purchase Price" means the amount of 7,500,000 common shares (representing an estimated 34% of the issued and outstanding and fully diluted share capital of the Company);

1.2 All dollar amounts referred to in this agreement are in United States funds, unless expressly stated otherwise.

1.3  The following Attachments are attached to and form part of this Agreement:

    Attachment A - Societe Siranna S.A.R.L. List of Assets and Encumbrances Attachment B - Societe Siranna S.A.R.L. Stock Option Plan
    Attachment C - Societe Siranna S.A.R.L. Incorporation Documents Attachment D - Societe Siranna S.A.R.L. Permits


2. PURCHASE AND SALE OF SHARES
   ---------------------------

2.1 Subject to the terms and conditions of this Agreement, the Seller will sell and the Company will purchase the Seller's Shares, representing 97% of the issued capital of Siranna, for 7,500,000 common shares of Savoy on the Closing Date.

2.2  The Company will pay the Purchase Price as follows:

     (a) by a total of 7,500,000 common shares of the Company ("the Purchase Shares") representing 34% of the Company's issued and outstanding and fully diluted total share capital on the Closing Date. The Purchase Shares shall be subject to a non-dilution term to expire in twelve
          (12) months from the date of this Agreement (the "Non-dilution Term").

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                                                                   EXHIBIT 10.0



          (i)  Non-dilution Term;
               Should the Company issue any additional shares or share purchase options prior to the end of the Non-dilution Term, the Company shall provide to the Seller, additional common shares of the Company such that the Seller shall maintain a 34% interest in the fully diluted share capital of the Company.

2.3 The Seller's Shares will be transferred to the Company free and clear of all security interests, liens, charges and encumbrances of any kind or nature whatsoever, with the exception of the Permitted Encumbrances.


3. COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE SELLER
   -------------------------------------------------------

3.1 The Seller covenants with and represents and warrants to the Company as follows, and acknowledges that the Company is relying upon such covenants, representations and warranties in connection with the execution of this
Agreement:

     (a) the Seller is a businessman with residences in Canada, USA and the Czech Republic.

     (b) The Seller has full power and authority to enter into this Agreement and to complete the sale of the Seller's Shares in accordance with this Agreement.

     (c) This Agreement has been duly authorized, validly executed and delivered by the Seller.

     (d) The Seller's Shares are owned by the Seller as the legal and beneficial owner with a good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever.

     (e) With the exception of the Permitted Encumbrances, the Assets are owned by Siranna, as the legal and beneficial owner with a good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever.

     (f) The Seller has no indebtedness to any person, firm or corporation, which is capable by operation of law, instrument or otherwise, of constituting a lien, charge, security interest or encumbrance against any of the Seller's Shares.

     (g) Siranna has no indebtedness to any person, firm or corporation which is capable by operation of law, instrument or otherwise, of constituting a lien, charge, security interest or encumbrance against any of the Assets, except for the Permitted Encumbrances.

     (h) The entering into of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any term or of any indenture, instrument or agreement, written or oral, to which the Seller may be a party.

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                                                                   EXHIBIT 10.0



     (i) The entering into of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any term or of any indenture, instrument or agreement, written or oral, to which Siranna may be a party.

     (j) There are no actions, suits or proceedings pending or threatened against or affecting the Seller or affecting the Seller's Shares, at law or in equity, or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

     (k) There are no actions, suits or proceedings pending or threatened against or affecting Siranna or affecting the Assets, at law or in equity, or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

     (l) No person other than the Seller has any beneficial or legal interest in the Seller's Shares or Assets, with the exception of the Permitted Encumbrances.

     (m) The Seller's Shares are in good standing now and shall be so on the Closing Date.

     (n)  The Assets are in good standing now and shall be so on the Closing
          Date.

     (o) The Seller has made full disclosure to the Company of all aspects of Siranna and the Assets and has made all of its books and records available to the representatives of the Company in order to assist the Company in the performance of its due diligence searches and no material facts in relation to the Assets have been concealed by the Seller.

3.2 The representations and warranties contained herein, and agreements contained herein, and in any certificates or documents delivered in connection with the transactions contemplated hereby shall be true at and as of the Closing as though such representations, warranties and agreements were made at and as of the Closing and shall survive the Closing.

3.3 The Seller acknowledges and agrees that the Company has entered into this Agreement relying on the warranties and representations and other terms and conditions of this Agreement notwithstanding any independent searches or investigations that may be undertaken by or on behalf of the Company and that no information which is now known or should be known or which may hereafter become known to the Company or its officers, directors or professional advisors shall limit or extinguish the right to indemnity hereunder.

                                                                   EXHIBIT 10.0



4. COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE COMPANY
   --------------------------------------------------------

4.1 The Company covenants with and represents and warrants to the Seller and acknowledges that the Seller is relying upon such covenants, representations and warranties in entering into this Agreement:

     (a) The Company:

          (i) has been duly incorporated and organized, is validly existing and is in good standing under the laws of the State of Colorado;

          (ii) The sole director is Andrew N. Peterie, Sr.;

          (iii) is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of its business or the property owned or leased by it makes such qualification necessary;

          (iv) has no debt;

          (v) has 5,090,333 common shares issued. Additionally the Company contemplates the issuance of 9,000,000 share purchase options. There are no other classes of shares issued.

     (b) This agreement has been duly authorized, validly executed and delivered by the Company.

     (c) The Company has full power and authority to enter into this Agreement and to perform its obligations hereunder.

     (d) The entering into of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any term or of any indenture, instrument or agreement, written or oral, to which the Company may be a party.

     (e) There are no actions, suits or proceedings pending or threatened against or affecting the Company, at law or in equity, or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and the Company is not aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

     (f) The Company has made full disclosure to the Seller of all aspects of the Company and has made all of its books and records available to the representatives of the Company in order to assist the Seller in the performance of its due diligence searches and no material facts have been concealed by the Company.

                                                                   EXHIBIT 10.0



4.2 The representations and warranties contained herein, and agreements contained herein, and in any certificates or documents delivered in connection with the transactions contemplated hereby shall be true at and as of the Closing as though such representations, warranties and agreements were made at and as of the Closing and shall survive the Closing. The purchase and sale herein contemplated and any reorganization, amalgamation, sale or transfer of the Company shall continue in full force and effect except to the extent expressly waived in writing.

4.3 The Company acknowledges and agrees that the Seller has entered into this Agreement relying on the warranties and representations and other terms and conditions of this Agreement notwithstanding any independent searches or investigations that may be undertaken by or on behalf of the Seller and that no information which is now known or should be known or which may hereafter become known to the Seller or its professional advisors shall limit or extinguish the right to indemnity hereunder.


5. COVENANTS OF THE SELLER AND THE COMPANY PENDING CLOSING

5.1 The Seller will, from the date of this Agreement to the Closing Date:

     (a)  maintain the Seller's Shares in good condition;

     (b) obtain any consents and agreements as are necessary or required in order to permit the sale, transfer and assignment of all of the right, title and interest of the Seller's Shares from the Seller to the Company in accordance with the terms of this Agreement.

5.2 From the date of this Agreement to the Closing Date or to the date of termination of this Agreement, whichever occurs earlier, the Seller will not, without the prior consent in writing of the Company:

     (a)  sell or otherwise dispose of any of the Seller's Shares;

     (b) enter into any contract or assume or incur any liability relating to or in any way affecting the Seller's Shares except in the ordinary course of business and which is not material;

     (c) pursue, enter into or negotiate any agreements, understandings or arrangements of any manner whatsoever with any party concerning the Assets, other than in the ordinary course of business.


6. CONDITIONS OF CLOSING
   ---------------------

6.1 All obligations of the Company under this Agreement are subject to the fulfillment, at or prior to the Closing Date, of the following conditions:

                                                                   EXHIBIT 10.0



     (a) the representations and warranties of the Seller in this Agreement or in any Attachment hereto or certificate or other document delivered to the Company pursuant hereto shall be true and correct as of the Closing Date;

     (b) the Seller will have made the closing deliveries contemplated by this Agreement;

     (c) at the Closing Date there shall have been no materially adverse change to the Seller's Shares or the Assets;

     (d) the Seller will have obtained any consents and approvals which are required to transfer the Seller's Shares to the Company in accordance with the terms and conditions of this Agreement.

     (e) For the two-year period after the Closing Date, there shall be no reverse split, consolidation or combination of the outstanding common shares or any reorganization, recapitalization, merger or other action whatsoever that has the effect of changing the number of outstanding common shares into a smaller number of common shares (the "Reverse Split"), whether by action of the Board of Directors or shareholders or by consent, of the Company or any successor company. In the event that this covenant is breached, the breach shall trigger a grant by the Company of an immediate mandatory dividend to each shareholder of record as of the Closing Date, for each share owned after the Reverse Split, of a number of shares inversely proportional to the amount of the Reverse Split. This provision shall be adopted as a "poison pill" resolution by the Board of Directors concurrent with Closing and shall be irrevocable.

     (f) As soon as practicable after the Closing Date, the Company shall effect a forward split in its outstanding common shares on the basis of two shares for each one share outstanding on the record date. In the event that this covenant is breached, the breach shall trigger a grant by the Company of an immediate mandatory dividend to each shareholder of record as of the Closing Date of two shares for each one share owned on the Closing Date. This provision shall be adopted as a resolution by the Board of Directors concurrent with Closing and shall be irrevocable.

6.2 The obligation of the Seller to transfer the Seller's Shares to the Company on the Closing Date is subject to the fulfillment, at or prior to the Closing Date, of the following conditions:

     (a) the representations and warranties of the Company in this Agreement or in any Attachment hereto or certificate or other document delivered by the Company pursuant hereto shall be true and correct as of the Closing Date;

     (b) the Company shall have completed or be able to complete on the Closing Date those acts required to have been done in contemplation of closing as set out in this Agreement prior to or on the Closing Date.

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                                                                   EXHIBIT 10.0



6.3 In the event any of the foregoing conditions contained in Section 6.1 hereof are not fulfilled or performed at or before the Closing Date, the Company will not be obligated to transfer the Purchase Shares to the Seller on the Closing Date.

6.4 In the event any of the foregoing conditions contained in Section 6.2 hereof are not fulfilled or performed at or before the Closing Date, the Seller will not be obligated to transfer the Seller's Shares to the Company on the Closing Date.


7. CLOSING ARRANGEMENTS

7.1 The closing shall take place on the Closing Date at the offices of the Company's solicitors (the "Closing") or any other location mutually agreed upon.

7.2 On the Closing Date, the Seller will deliver to the Company:

     (a) a general conveyance of the Seller's Shares to the Company and all other deeds of conveyance, bills of sale, transfer and assignments, duly executed, in form and content satisfactory to the Company's solicitors appropriate to effectively vest good and marketable title to the Seller's Shares into the name of the Company free and clear of all encumbrances, and immediately registerable in all places where registration is necessary or desirable to effect the valid transfer of the Business and the Assets to the Company;

7.3 At the Closing, the Company will deliver to the Seller:

     (a) share certificates of 7,500,000 common shares or 34% of the share capital of the Company, whichever is greater.

     (b) A certified copy of a resolutions of the director of the Company approving:

          (i)  the execution of this Agreement; and

          (ii) the purchase of the Seller's Shares.

     (c) A certified copy of a resolution of the director of the Company appointing Floyd Wandler, Clint Sharples and Philip Taff as directors of the Company together with a letter of resignation of the director from the positions of director, President, Secretary and Treasurer of the Company.;


8. INDEMNIFICATION
   ---------------

8.1 The Seller will indemnify and save harmless the Company from and against any and all losses, claims, damages (including lost profits, consequential damages, interest, penalties, fines and monetary sanctions), liabilities and costs incurred or suffered by the Company by reason of, or resulting from, in connection with or arising in any manner whatsoever out of the breach of any warranty or the inaccuracy of any representation of the Seller contained or referred to in this Agreement or in any agreement, instrument or document delivered by or on behalf of the Seller in connection with this Agreement.

                                                                   EXHIBIT 10.0



8.2 The Company will indemnify and save harmless the Seller from and against any and all losses, claims, damages (including lost profits, consequential damages, interest, penalties, fines and monetary sanctions), liabilities and costs incurred or suffered by the Seller by reason of, or resulting from, in connection with or arising in any manner whatsoever out of the breach of any warranty or the inaccuracy of any representation of the Company contained or referred to in this Agreement or in any agreement, instrument or document delivered by or on behalf of the Company in connection with this Agreement.


9. TAXES
   -----

9.1 All taxes payable arising out of the transactions contemplated by this Agreement shall be paid by the Company.

9.2 The Seller and the Company shall jointly elect to have any available elections that would result in non payment or deferral of applicable sales, goods and services taxes or other transfer taxes, other than income taxes, apply to the transfer of the assets. Such election shall be in the prescribed form and shall be filed in a timely fashion with the return of the Seller for the reporting period in which the transfer occurs.


10. GENERAL PROVISIONS
    ------------------

10.1  Time shall be of the essence of this Agreement.

10.2 The Assets shall remain at the risk of the Seller at all times prior to the Closing Date.

10.3 The parties shall execute and deliver such further documents and instruments and do all such acts and things as may be reasonably necessary or requisite to carry out the full intent and meaning of this Agreement and to effect the transactions contemplated by this Agreement.

10.4 This Agreement shall inure to the benefit of and be binding upon the Seller and the Company and, as applicable, their heirs, executors, administrators, successors and assigns.

10.5 Unless otherwise specifically provided herein, the parties will pay their respective legal, accounting and other professional fees and expenses, including goods and services taxes on such fees and expenses.

10.6 This Agreement contains the whole agreement between the parties hereto in respect of the subject matter of this Agreement and there are no warranties, representations, terms, conditions or collateral agreements expressed, implied or statutory, other than as expressly set forth in this Agreement.

                                                                   EXHIBIT 10.0



10.7 Any notice to be given under this Agreement shall be duly and properly given if made in writing and by delivering or telecopying the same to the addressee at the address as set out on page one of this Agreement. Any notice given as aforesaid shall be deemed to have been given or made on, if delivered, the date on which it was delivered or, if telecopied, on the next business day after it was telecopied. Any party hereto may change its address for notice from time to time by notice given to the other parties hereto in accordance with the foregoing.

10.8 This Agreement may be executed in one or more counterparts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

10.9 This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Colorado, and each of the parties hereto irrevocably consents to the jurisdiction of the Courts of the State of Colorado.



IN WITNESS WHEREOF the parties hereto have executed this agreement as of the day and year first above written.


Savoy Capital Investments, Inc.
a Colorado corporation
by its authorized signatory:
                      per

/s/ Andrew N. Peterie Sr.
-------------------------
Signature of Authorized Signatory

Andrew N. Peterie, Sr., President
---------------------------------
Name and Position of Authorized Signatory


Geoffrey Armstrong
        per
/s/ Geoffrey Armstrong.
-----------------------
Signature

Geoffrey Armstrong
------------------
Name

                                                                   EXHIBIT 10.0



ATTACHMENTS

Attachment A - Societe Siranna S.A.R.L. List of Assets and Encumbrances Attachment B - Societe Siranna S.A.R.L. Stock Option Plan & Amended Stock
               Option Plan
Attachment C - Societe Siranna S.A.R.L. Incorporation Documents
Attachment D - Societe Siranna S.A.R.L. Permits

                                                                   EXHIBIT 10.0




                     Attachment A - Societe Siranna S.A.R.L.
                         List of Assets and Encumbrances

                                  ATTACHMENT A
                                  ------------


Assets
------

1. Mining Exploitation Permit No. 1308 (Map 31) representing the ownership title and forty (40) year mining exploitation rights to two gem-mining perimeters (properties) totaling 12.5 square kilometers in the Diego district of the Republic of Madagascar. Permits issued on February 27, 2003 and expires February 26, 2043. Renewable for an additional period of eighty (80) years in blocks of twenty (20) years.



Encumbrances
------------

1. A 3% non-royalty interest is held by Jean Bruno Besy Andriamanolo, a Madagascar resident and the Gerant (General Manager) of Societe Siranna as required by Madagascar law.


2.   The following options to purchase stock in Siranna have been granted;

     Name         Jean Bruno Besy Andriamanolo
     Shares       2,000,000 common shares
                  Logement n(degree) 2,
                  Cite Grand Pavois,
                  Antsiranana, Madagascar

     Name         Pacific Gems Trading Company
     Shares       4,500,000 common shares
     Address      435 Martin Drive #3090
                  Blaine, WA USA 98230

     Name         Therese Ramond
     Shares       1,000,000 common shares
     Address      11 Pinner Court, Warncliff Gardens
                  24 St. Johns Wood Road
                  London UK  NW88UH

     Name         Kayleigh Williams
     Shares       1,000,000 common shares
     Address      Varos Vari-UT-15 H-1035
                  Budapest, Hungary

                                                                   EXHIBIT 10.0



     Name         Chinaquantum Investments Ltd.
                  Weiguo Lang
     Shares       500,000 common shares
     Address      A22, 22nd Floor. Linda Building
                  8 East Tucheng Road
                  Beijing, China 100013

     Name         Devlin Jensen
     Shares       300,000 common shares
     Address      Suite 2550, 555 West Hastings Street
                  Vancouver, BC, Canada, V6B 4N5

                                                                   EXHIBIT 10.0

                                  Attachment B
                            Societe Siranna S.A.R.L.
                                Stock Option Plan

                             2002 STOCK OPTION PLAN


SOCIETE SIRANNA S.A.R.L., a Madagascar incorporated company (the "Company") adopts this stock option plan (the "Plan") in consideration of services rendered and to be rendered by Company personnel its subsidiaries and affiliates.

1. GRANT OF AWARDS GENERALLY

In accordance with the provisions hereinafter set forth in this stock option plan, the name of which is the SOCIETE SIRANNA S.A.R.L. STOCK OPTION PLAN (the "Plan"), the Shareholders or, the Compensation Committee (the "Committee") of SOCIETE SIRANNA S.A.R.L (the "Company") is hereby authorized to issue from time to time on the Corporation's behalf to any one or more Eligible Persons, as hereinafter defined, Awards to acquire shares of the Company's common stock (the "Stock").


2. TYPE OF AWARDS

     (a) The Company is authorized under this Plan to enter into any type of arrangement with a Participant that is not inconsistent with the provisions of this Plan and that, by its terms, involves or might involve the issuance of shares of Stock with an exercise or conversion privilege at a price related to the Stock or with a value derived from the value of the Stock. The entering into of any such arrangement is referred to herein as the "grant" of an "Award".

     (b) Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

     (c) Stock may be issued pursuant to an Award for any lawful consideration as determined by the Company, including, without limitation, services rendered by the recipient of such Award.

3. AMOUNT OF STOCK

     The aggregate number of shares of Stock, which may be purchased pursuant to the exercise of Awards, shall be 9,000,000 shares of Stock. If an Award ceases to be exercisable, in whole or in part, the shares of Stock underlying such option shall continue to be available under this Plan. Further, if shares of Stock are delivered to the Company as payment for shares of Stock purchased by the exercise of an Award granted under this Plan, such shares of Stock shall also be available under this Plan. If there is any change in the number of shares of Stock on account of the declaration of stock dividends, recapitalization resulting in stock split-ups, or combinations or exchanges of shares of Stock, or otherwise, the number of shares of Stock available for purchase upon the exercise of Awards, the shares of Stock subject to any Award and the exercise price of any outstanding Awards shall be appropriately adjusted by the Company. The Company shall give notice of any adjustments to each Eligible Person granted an Award under this Plan, and such adjustments shall be effective and binding on all Eligible Persons. If because of one or more recapitalizations, reorganizations or other corporate events, the holders of outstanding Stock receive something other than shares of Stock then, upon exercise of an Award, the Eligible Person will receive what the holder would have owned if the holder had exercised the Award immediately before the first such corporate event and not disposed of anything the holder received as a result of the corporate event.

                                                                   EXHIBIT 10.0



4. ELIGIBLE PERSONS

     An Eligible Person means:

     (a) any individual who has been employed by the Company or by any subsidiary of the Company for a continuous period of at least 30 days;

     (b)  any director of the Company or any subsidiary of the Company;

     (c) any member of the Company's advisory board or of any of the Company's subsidiary(ies), or;

     (d)  any consultant of the Company or by any subsidiary of the Company.


5. GRANT OF AWARDS

     The Company has the right to issue the Awards established by this Plan to Eligible Persons. The Company shall follow the procedures prescribed for it elsewhere in this Plan. A grant of Awards shall be set forth in a writing signed by an officer of the Company. The writing shall set forth the terms, which govern the Awards. The terms shall be determined by the Company, and may include, among other terms, the number of shares of Stock that may be acquired pursuant to the exercise of the Awards, when the Awards may be exercised, the period for which the Award is granted and the expiration date, the effect on the Awards if the Eligible Person terminates employment, and whether the Eligible Person may deliver shares of Stock to pay for the shares of Stock to be purchased by the exercise of the Award. However, no term shall be set forth in the writing which is inconsistent with any of the terms of this Plan. The terms of an Award granted to an Eligible Person may differ from the terms of an Award granted to another Eligible Person, and may differ from the terms of an earlier Option granted to the same Eligible Person.

6.  EXERCISE PRICE

     The exercise price per share shall be determined by the Company at the time any Award is granted, and shall be not less than the par value of one share of Stock on the date the Award is granted, as determined by the Company.

7.   PAYMENT OF EXERCISE PRICE

3. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Award shall be made:

     (i)  in cash, by certified check, or bank draft;
     (ii) by tender to the Company of shares of Stock owned by the holder of the Award;
     (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Award;
     (iv) by the holder of the Award's promissory note in a form approved by the Company;

                                                                   EXHIBIT 10.0


     (v) by such other consideration as may be approved by the Company from time to time to the extent permitted by applicable law, or;

     (vi) by any combination thereof approved by the Company.

4. The Company may at any time or from time to time, by adoption of or by amendment to the standard forms of Awards or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

5. Notwithstanding the foregoing, an Award may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Company, an Award may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the holder for more than six (6) months or were not acquired, directly or indirectly, from the Company.

6. the Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Awards by means of a Cashless Exercise.

7. No promissory note shall be permitted if the exercise of an Award using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms, as the Company shall determine. The Company shall have the authority to permit or require the Award holder to secure any promissory note used to exercise an Award with the shares of Stock acquired upon the exercise of the Award or with other collateral acceptable to the Company. Unless otherwise provided by the Company, if the Company at any time is subject to the regulations promulgated by any governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Award holder shall pay the unpaid principal and accrued interest if any, to the extent necessary to comply with such applicable regulations.

     (e) the Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of any Award Option, or to accept from the Award holder the tender of, a number of whole shares of Stock having a value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Company with respect to such Award or the shares acquired upon the exercise thereof. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Award holder, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Company arising in connection with the Awards or the shares of Stock acquired upon the exercise thereof. The Company shall have no obligation to deliver share of Stock or to release shares of Stock from an escrow established pursuant to the Award until the Company's tax withholding obligations have been satisfied by the Award holder.

8. GRANT OF RELOAD OPTIONS

     In granting stock options under this Plan, the Company may, but shall not be obligated to, include a Reload Option provision therein, subject to the provisions set forth herein. A Reload Option provision provides that if the Eligible Person pays the exercise price of shares of Stock to be purchased by the exercise of an Award (the "Original Option") by delivering to the Company shares of Stock already owned by the Eligible Person (the "Tendered Shares"), the Eligible Person shall receive a Reload Option which shall be a new Option to purchase shares of Stock equal in number to the tendered shares. The terms of any Reload Option shall be determined by the Company consistent with the provisions of this Plan.

                                                                   EXHIBIT 10.0




9. COMMITTEE

     The Company may appoint a Stock Option Committee from time to time. The Company may from time to time remove members from or add members to the Committee. The Committee shall be constituted so as to permit the Plan to comply in all respects with the provisions set forth herein. The members of the Committee may elect one to its members as its chairman. The Committee shall hold its meetings at such time and places, as its chairman shall determine. A majority of the Committee's members present in person shall constitute a quorum for the transaction of business. All determinations of the Committee will be made by the majority vote of the members constituting the quorum. The members may participate in a meeting of the Committee by conference telephone or similar communications equipment by means of which all members participating in the meeting can hear each other. Participation in a meeting in that manner will constitute presence in person at the meeting. Any decision or determination reduced to writing and signed by all members of the Committee will be effective as if it had been made by a majority vote of all members of the Committee at a meeting, which is duly called and held.


10. ADMINISTRATION OF PLAN

     In addition to granting Awards and to exercising the authority granted to it elsewhere in this Plan, the Company is granted the full right and authority to interpret and construe the provisions of this Plan, promulgate, amend and rescind rules and procedures relating to the implementation of the Plan and to make all other determinations necessary or advisable for the administration of the Plan, consistent, however, with the intent of the Company that Awards granted or awarded pursuant to the Plan comply with the provisions herein. All determinations made by the Company shall be final, binding and conclusive on all persons including the Eligible Person, the Company and its stockholders, employees, officers and directors and consultants. No member of the Company will be liable for any act or omission in connection with the administration of this Plan unless it is attributable to that member's willful misconduct.


11. RESTRICTIONS ON ISSUANCE OF STOCK

     The Company may condition the exercise of an Award granted in accordance herewith upon receipt from the Eligible Person, or any other purchaser thereof, of a written representation that at the time of such exercise it is his or her then present intention to acquire the shares of Stock for investment and not with a view to, or for sale in connection with, any distribution thereof; except that, in the case of a legal representative of an Eligible Person, "distribution" shall be defined to exclude distribution by will or under the laws of descent and distribution or upon written consent of the Company following written instruction by the optionee.

12. EXERCISE IN THE EVENT OF DEATH OF TERMINATION OR EMPLOYMENT

     (a) If an Award holder shall die while an employee of the Company or a Subsidiary or within three months after termination of his employment with the Company or a Subsidiary because of his disability, or retirement or otherwise, his Awards may be exercised, to the extent that the Award holder shall have been entitled to do so on the date of his death or such termination of employment by the person or persons to whom the Award holder's right under the Award pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time. In the event of termination of employment because of his death while an employee or because of disability, his Awards may be exercised not later than the expiration date specified in Paragraph 5 or one year after the Award holder's death, whichever date is earlier, or in the event of termination of employment because of retirement or otherwise, not later than the expiration date specified in Paragraph 5 hereof or one year after the Award holder's death, whichever date is earlier.

                                                                   EXHIBIT 10.0



     (b) If an Award holder's employment by the Company or a Subsidiary shall terminate because of his disability and such Award holder has not died within the following three months, he may exercise his Awards, to the extent that he shall have been entitled to do so at the date of the termination of his employment, at any time, or from time to time, but not later than the expiration date specified in Paragraph 5 hereof or one year after termination of employment, whichever date is earlier.

     (c) If an Award holder's employment shall terminate by reason of his retirement in accordance with the terms of the Company's retirement plans or with the consent of the Company or involuntarily other than by termination for cause, and such Award holder had not died within the following three months, he may exercise his Award to the extent he shall have been entitled to do so at the date of the termination of his employment, at any time and from time to time, but not later than the expiration date specified in Paragraph 5 hereof.

     (d) If an Award holder's employment shall terminate for cause, all right to exercise his Awards shall terminate at the date of such termination of employment.


13. CORPORATE EVENTS

     In the event of the proposed dissolution or liquidation of the Company, a proposed sale of all or substantially all of the assets of the Company, a merger or tender for the Company's shares of Stock, the Company shall declare that each Award granted under this Plan shall continue.


14. NO GUARANTEE OF EMPLOYMENT

     Nothing in this Plan or in any writing granting an Award will confer upon any Eligible Person the right to continue in the employ of the Eligible Person's employer, or will interfere with or restrict in any way the right of the Eligible Person's employer to discharge such Eligible Person at any time for any reason whatsoever, with or without cause.


15. TRANSFERABILITY

     Awards granted under the Plan shall be transferable by will or by the laws of descent and distribution or upon written consent of the Company following written instruction by the optionee.


16. NO RIGHTS AS STOCKHOLDER

     No Award holder shall have any rights as a stockholder with respect to any shares subject to his Award prior to the date of issuance to him of a certificate or certificates for such shares.

                                                                   EXHIBIT 10.0



17. AMENDMENTS AND DISCONTINUANCE OF PLAN

     The Board may amend, suspend or discontinue this Plan at any time. However, no such action may prejudice the rights of any Eligible Person who has prior thereto been granted Awards under this Plan. Further, no amendment to this Plan, which has the effect of;

     (a) increasing the aggregate number of shares of Stock subject to this Plan (except for adjustments pursuant to Paragraph 3 herein), or;

     (b)  changing the definition of Eligible Person under this Plan;

     may be effective unless and until approval of the stockholders of the Company is obtained in the same manner as approval of this Plan is required. The Board is authorized to seek the approval of the Company's stockholders for any other changes it proposes to make to this Plan which require such approval, however, the Board may modify the Plan as necessary, to effectuate the intent of the Plan as a result of any changes in the tax, accounting or securities laws treatment of Eligible Persons and the Plan, subject to the provisions set forth in this Paragraph 19, and Paragraphs 20 and 21.


18. COMPLIANCE WITH OTHER LAWS AND REGULATIONS

     The Plan, the grant and exercise of Awards thereunder, and the obligation of the Company to sell and deliver Stock under such Awards, shall be subject to all applicable laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Moreover, no option may be exercised if its exercise or the receipt of Stock pursuant thereto would be contrary to applicable laws.


19. DISPOSITION OF SHARES

     In the event any share of Stock acquired by an exercise of an Award granted under the Plan shall be transferable other than by will or by the laws of descent and distribution within two years of the date such Award was granted or within one year after the transfer of such Stock pursuant to such exercise, the Award holder shall give prompt written notice thereof to the Company.


20. NAME

     The Plan shall be known as the "Societe Siranna Stock Option Plan."


21. NOTICES

     Any notice hereunder shall be in writing and sent by certified mail, return receipt requested or by facsimile transmission (with electronic or written confirmation of receipt) and when addressed to the Company shall be sent to it at its office, Logement n(degree) 2, Cite Grand Pavois, Antsiranana, Madagascar, or to the location described by Mr. Geoffrey Armstrong, subject to the right of either party to designate at any time hereafter in writing some other address, facsimile number or person to whose attention such notice shall be sent.

                                                                   EXHIBIT 10.0


22. HEADINGS

     The headings preceding the text of Sections and subparagraphs hereof are inserted solely for convenience of reference, and shall not constitute a part of this Plan nor shall they affect its meaning, construction or effect.


23. EFFECTIVE DATE

     The shareholders adopted the Plan, on October 1, 2002.

     The effective date of the Plan shall be the date on which the Plan was approved by the stockholders of the Company.




         Dated as of October 1, 2002

         SOCIETE SIRANNA S.A.R.L.




         By: /s/ G. Armstrong
             -------------------------------
                  G. J. Armstrong, President

                                                                   EXHIBIT 10.0




                            SOCIETE SIRANNA S.A.R.L.
                                     Amended
                                STOCK OPTION PLAN
                                 December, 2003
                                 --------------


     This revised stock option plan, dated 22nd December 2003, (the "Plan") is adopted in consideration of services rendered and to be rendered by key personnel to Societe Siranna S.A.R.L., its subsidiaries and affiliates.


1.   Definitions.

     The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:

         Board:               The Board of Directors of Societe Siranna S.A.R.L.
         -----

         Common Stock:        The common stock of Societe Siranna S.A.R.L.
         ------------

         Company: Societe Siranna S.A.R.L a Company incorporated under the laws of the Republic of Madagascar and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

         Date of Grant:       The date on which an Option (see herein below)
         -------------        is granted under the Plan.

         Fair Market Value:   The Fair Market  Value of the Option  Shares.
         -----------------    Such Fair Market Value as of any date shall be
                              reasonably determined by the Board

         Incentive Stock
         Option:              An Option as  described  in Section 9 herein
         ------               below intended to qualify under section 422 of the
                              United States Internal Revenue Code of 1986, as amended.

         Key Person:          A person designated by the Board
         -----------          upon whose judgment, initiative and efforts
                              the Company or a Related Company may rely, who shall include any Director, Officer, employee or consultant of the Company. A Key
                              Person may include a corporation that is wholly owned or controlled by a Key Person who is eligible for an Option grant.

         Option:              The rights granted to a Key Person to
         -------              purchase Common Stock pursuant to the terms
                              and conditions of an Option Agreement (see herein below).

         Option  Agreement:   The written agreement (and any
         ------------------   amendment or supplement thereto) between the
                              Company and a Key Person designating the terms and conditions of an Option.

                                                                   EXHIBIT 10.0



         Option Shares:       The shares of Common Stock underlying an Option
         -------------        granted to a key person.

         Optionee:            A Key Person who has been granted an Option.
         --------

         Related Company:     Any subsidiary or affiliate of the
         ---------------      Company or of any subsidiary of the Company.
                              The determination of whether a corporation is a Related Company shall be made without regard to whether the entity or the relationship between the entity and the Company now exists or comes into existence hereafter.


2.   Purpose and Scope.
     -----------------

     (a) The purpose of the Plan is to advance the interests of the Company and its stockholders by affording Key Persons, upon whose judgment, initiative and efforts the Company may rely for the successful conduct of their businesses an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company.

     (b) This Plan authorizes the Board to grant Options to purchase shares of Common Stock to Key Persons selected by the Board while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors and other matters.


3.   Administration of the Plan.
     --------------------------

     The Plan shall be administered by the Board. The Board shall have the authority granted to it under this section and under each other section of the Plan.

     In accordance with and subject to the provisions of the Plan, the Board is hereby authorized to provide for the granting, vesting, exercise and method of exercise of any Options all on such terms (which may vary between Options and Optionees granted from time to time) as the Board shall determine. In addition, and without limiting the generality of the foregoing, the Board shall select the Optionees and shall determine:

     (i)  the number of shares of Common Stock to be subject to each Option;

     (ii) the time at which each Option is to be granted;

     (iii) the purchase price for the Option Shares;

     (iv) the Option period; and


     (v) the manner in which the Option becomes exercisable or terminated. In addition, the Board shall fix such other terms of each Option as it may deem necessary or desirable. The Board may determine the form of Option Agreement to evidence each Option.

     The Board from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company subject to the rules and policies of any exchange or over-the-counter market which is applicable to the Company.

                                                                   EXHIBIT 10.0



     The Board may from time to time make such changes in and additions to the Plan as it may deem proper, subject to the compliance of the regulatory body which is applicable to the Company, and in the best interests of the Company; provided, however, that no such change or addition shall impair any Option previously granted under the Plan. If the shares are not listed on any exchange, then such compliance is not necessary.

     Each determination, interpretation or other action made or taken by the Board shall be final, conclusive and binding on all persons, including without limitation, the Company, the stockholders, directors, officers and employees of the Company and the Related Companies, and the Optionees and their respective successors in interest.


4.   The Common Stock.
     ----------------

     Save and except as may be determined by the Board at a duly constituted meeting of the Board as set forth herein below, the Board is presently authorized to appropriate, grant Options, issue and sell for the purposes of the Plan, a total number of shares of the Company's Common Stock not to exceed 9,300,000, or the number and kind of shares of Common Stock or other securities which in accordance with Section 10 shall be substituted for the shares or into which such shares shall be adjusted. Save and except as may otherwise be determined by the disinterested approval of the shareholders of the Company at any duly called meeting of the shareholders of the Company, at any duly constituted Board meeting the Board may determine that the total number of shares of the Company's Common Stock which may be reserved for issuance for Options granted and to be granted under this Plan, from time to time, may be to the maximum extent of up to 100% of the Company's issued and outstanding Common Stock as at the date of any such meeting of the Board. In this regard, and subject to the prior disinterested approval of the shareholders of the Company at any duly called meeting of the shareholders of the Company, the total number of shares of the Company's Common Stock which may be reserved for issuance for Options granted and to be granted under this Plan, from time to time, may be increased to greater than 100% of the Company's issued and outstanding Common Stock as at the date of notice of any such meeting of the shareholders of the Company whereat such disinterested shareholders' approval is sought and obtained by the Company. All or any unissued shares subject to an Option that for any reason expires or otherwise terminates may again be made subject to Options under the Plan.


5.   Eligibility.
     -----------

     Options will be granted only to Key Persons. Key Persons may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise.

6.   Option Price and Number of Option Shares.
     ----------------------------------------

     The Board shall, at the time an Option is granted under this Plan, fix and determine the exercise price at which Option Shares may be acquired upon the exercise of such Option; provided, however, that any such exercise price shall not be less than that, from time to time, permitted under the rules and policies of any exchange or over-the-counter market which is applicable to the Company.

                                                                   EXHIBIT 10.0



     The number of Option Shares that may be acquired under an Option granted to an Optionee under this Plan shall be determined by the Board as at the time the Option is granted.


7.   Duration, Vesting and Exercise of Options.
     -----------------------------------------

     (a) The option period shall commence on the Date of Grant and shall be up to 3 years in length subject to the limitations in this Section 7 and the Option Agreement.

     (b) During the lifetime of the Optionee the Option shall be exercisable only by the Optionee. Subject to the limitations in paragraph (a) hereinabove, any Option held by an Optionee at the time of his death may be exercised by his estate within one year of his death or such longer period as the Board may determine.

     (c) The Board may determine whether an Option shall be exercisable at any time during the option period as provided in paragraph (a) of this
          Section 7 or whether the Option shall be exercisable in installments or by vesting only. If the Board determines the latter it shall determine the number of installments or vesting provisions and the percentage of the Option exercisable at each installment or vesting date. In addition, all such installments or vesting shall be cumulative. In this regard the Company will be subject, at all times, to any rules and policies of any exchange or over-the-counter market which is applicable to the Company and respecting any such required installment or vesting provisions for certain or all Optionees.

     (d) In the case of an Optionee who is a director or officer of the Company or a Related Company, if, for any reason (other than death or removal by the Company or a Related Company), the Optionee ceases to serve in that position for either the Company or a Related Company, any option held by the Optionee at the time such position ceases or terminates may, at the sole discretion of the Board, be exercised within up to 90 calendar days after the effective date that his position ceases or terminates (subject to the limitations at paragraph (a) hereinabove), but only to the extent that the option was exercisable according to its terms on the date the Optionee's position ceased or terminated. After such 90-day period any unexercised portion of an Option shall expire.

     (e) In the case of an Optionee who is an employee or consultant of the Company or a Related Company, if, for any reason (other than death or termination for cause by the Company or a Related Company), the Optionee ceases to be employed by either the Company or a Related Company, any option held by the Optionee at the time his employment ceases or terminates may, at the sole discretion of the Board, be exercised within up to 60 calendar days after the effective date that his employment ceased or terminated that being up to 60 calendar days from the date that, having previously provided to or received from the Company a notice of such cessation or termination, as the case may be, the cessation or termination becomes effective; and subject to the limitations at paragraph (a) hereinabove, but only to the extent that the option was exercisable according to its terms on the date the Optionee's employment ceased or terminated. After such 60-day period any unexercised portion of an Option shall expire.

                                                                   EXHIBIT 10.0



     (f) In the case of an Optionee who is an employee or consultant of the Company or a Related Company, if the Optionee's employment by the Company or a Related Company ceases due to the Company's termination of such Optionee's employment for cause, any unexercised portion of any Option held by the Optionee shall immediately expire. For this purpose "cause" shall mean conviction of a felony or continued failure, after notice, by the Optionee to perform fully and adequately the Optionee's duties.

     (g) Neither the selection of any Key Person as an Optionee nor the granting of an Option to any Optionee under this Plan shall confer upon the Optionee any right to continue as a director, officer, employee or consultant of the Company or a Related Company, as the case may be, or be construed as a guarantee that the Optionee will continue as a director, officer, employee or consultant of the Company or a Related Company, as the case may be.

     (h) Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares purchased as set forth in Section 8.


8.   Payment for Option Shares.
     -------------------------

     In the case of all Option exercises, the purchase price shall be paid in cash or certified funds upon exercise of the Option.


9.   Incentive Stock Options.
     -----------------------

     (a) The Board may, from time to time, and subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant to any Key Person who is an employee eligible to receive Options one or more Incentive Stock Options to purchase the number of shares of Common Stock allotted by the Board.

     (b) The Option term of each Incentive Stock Option shall be determined by the Board and shall be set forth in the Option Agreement, provided that the Option term shall commence no sooner than from the Date of Grant and shall terminate no later than 3 years from the Date of Grant and shall be subject to possible early termination as set forth in
          Section 7 hereinabove.


10.  Changes in Common Stock, Adjustments, etc.
     -----------------------------------------

     In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then there shall be substituted for each share of Common Stock that is subject to the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or for which each such share shall be exchanged. Any securities so substituted shall be subject to similar successive adjustments.

                                                                   EXHIBIT 10.0



     In the event of any such changes or exchanges, the Board shall determine whether, in order to prevent dilution or enlargement of rights, an adjustment should be made in the number, kind, or option price of the shares or other securities then subject to an Option or Options granted pursuant to the Plan and the Board shall make any such adjustment, and such adjustments shall be made and shall be effective and binding for all purposes of the Plan.


11.  Relationship of Employment.
     --------------------------

     Nothing contained in the Plan, or in any Option granted pursuant to the Plan, shall confer upon any Optionee any right with respect to employment by the Company, or interfere in any way with the right of the Company to terminate the Optionee's employment or services at any time.


12.  Transferability of Option.
     -------------------------

     No Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution or by written consent of the Company following written request by the Optionee, subject to applicable regulatory authority.


13.  Rights as a Stockholder.
     -----------------------

     No person shall have any rights as a stockholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 10, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.


14.  Securities Laws Requirements.
     ----------------------------

     No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the United States Securities Act of 1933, as amended (the "U.S. Act"), any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

     In addition, the Company may not, except as otherwise directed by counsel to the Company, register any Option Shares for resale under the U.S. Act or under any other applicable securities legislation when the registration of any such Option Shares may be contrary or inconsistent with the intent of any provisions, rules or policies promulgated under the U.S. Act or any other securities legislation applicable to any such Option Shares.

                                                                   EXHIBIT 10.0



15.  Disposition of Option Shares.
     ----------------------------

     Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (i) that no Option Shares will be sold or otherwise distributed in violation of the U.S. Act or any other applicable federal or state securities laws; (ii) that if he is subject to reporting requirements under Section 16(a) of the United States Securities Exchange Act of 1934, as amended, he will (a) furnish the Company with a copy of each Form 4 filed by him and (b) timely file all reports required under the federal securities laws.


16.  Effective Date of Plan; Termination Date of Plan.
     ------------------------------------------------

     The Plan shall be deemed effective as of December 22, 2003. The Plan shall terminate at midnight on December 22, 2006 except as to Options previously granted and outstanding under the Plan at the time. No Options shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options then outstanding under the Plan.


17.  Other Provisions.
     ----------------

     The following provisions are also in effect under the Plan:

     (a) the use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary;

     (b)  any expenses of administering the Plan shall be borne by the Company;

     (c) this Plan shall be construed to be in addition to any and all other compensation plans or programs. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable; and

     (d) the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Colorado, U.S.A.


     This Plan is dated and made effective on this 22nd day of December, 2003.

                                                                   EXHIBIT 10.0



BY ORDER OF THE BOARD OF DIRECTORS OF
SOCIETE SIRANNA S.A.R.L





  /s/ Geoffrey J, Armstrong
---------------------------
President. Societe Siranna S.A.R.L

                                                                   EXHIBIT 10.0




                                  Attachment C
                            Societe Siranna S.A.R.L.
                             Incorporation Documents



The Language Bureau

TRANSLATION AGENCY DECLARATION
The document below is a translation of a source document in the French language that was transmitted to the translator by mail, e-mail, fax or hand. The translation was transmitted to this agency electronically and printed by us. We hereby certify that we have reproduced the translator's work below and ensured that the (each) translator was working from a true copy of the source document attached. We may have re-formatted the document to achieve layout consistency throughout or to conform more closely to the appearance of the source document. We verily believe that the translation was made by the named translator(s) without undue influence by any other person. We impress our seal on this translation and the attached source document for identification. Filename: 415E Articles of Societe Sirana Translator(s): Andrea Rankin, Certified Translator; David Reed, Accredited Court Interpreter (final translation editor)

Date: 20 Feb 04     By:   /s/  T. Hobrough   for The Language Bureau, Vancouver.
                      --------------------
--------------------------------------------------------------------------------


                            ARTICLES OF INCORPORATION
                                "SOCIETE SIRANNA"

                              Business Corporation
                              --------------------
                          Share capital: 2 000 000 FMG


The undersigned,

Mr. BESY ANDRIAMANOLO Jean Bruno, born on May 8, 1966, at Ambilobe, son of Besilamo Andriamiava Norbert, deceased, and Philomene Mazava, of Malagasy nationality, holder of the identity card No. 101 221 039 884, dated October 31, 1984, issued in Antananarivo I, residing at Dwelling No. 2, Grand Pavois City, Antsiranana;

Mr. Armstrong Geoffrey John, born on June 22, 1942, in Liverpool, England; son of Frederick, deceased, and Anita, having Canadian citizenship; holder of British passport No. 701035452, issued on July 7, 1994: in Ottawa, residing at 3240 East 58 Avenue, Vancouver, BC. Canada; electing domicile at Dwelling No. 2, Grand Pavois City, Antsiranana;

Have established the following Articles of Incorporation between them:


                                    TITLE ONE
                      FORM - OBJECTS - FIRM NAME - DURATION
                                   HEAD OFFICE

ARTICLE 1: FORM
---------------
A Business Corporation, governed by the Act of March, 7, 1925 and these articles, has been constituted between the undersigned.

                                                                   EXHIBIT 10.0

ARTICLE 2: OBJECTS
------------------
The Corporation has been designed to:
- search for, operate, and transform crude rocks, precious, semi-precious, and industrial stones in Madagascar; - market and export mine products; - and generally perform all industrial, commercial, or financial, movable or immovable operations, that may be directly or indirectly incidental to the objects and to all similar or common objects of the Company.

ARTICLE 3: CORPORATE NAME
-------------------------
The Corporation will be called "Societe Siranna".

ARTICLE 4: DURATION
-------------------
The duration of the Corporation will be of 99 years, starting on the date of incorporation, except in cases of anticipated dissolution, or continuance provided by these articles.

ARTICLE 5: HEAD OFFICE
----------------------
The Head Office shall be located at Dwelling No. 2, Grand Pavois City, Antsiranana.

Management may move it to any other place as determined by a group decision taken by the Partners in accordance with article 20 hereinafter.


                                    TITLE TWO
                  CONTRIBUTIONS - CAPITAL STOCK - COMMON SHARES

ARTICLE 6: CONTRIBUTIONS
------------------------
The Partners make the following contributions to the Corporation:

-Mr. BESY ANDRIAMANOLO Jean Bruno, the sum of.........................60,000 Fmg
-Mr. ARMSTRONG, Geoffrey John, the sum of......................... 1,940,000 Fmg
                                                                   -------------

                                     TOTAL CONTRIBUTIONS:          2,000,000 Fmg

ARTICLE 7: CAPITAL STOCK
------------------------
The capital stock is determined to be 2,000,000 FMG, divided in shares of 10,000 Fmg each, which are allotted such:

-Mr. BESY ANDRIAMANOLO Jean Bruno.......................................6 shares
-Mr. GEOFFREY ARMSTRONG...............................................194 shares
                                                                      ----------

                                                               TOTAL: 200 shares

                                                                   EXHIBIT 10.0



The undersigned declare explicitly that those shares were divided among themselves in the proportion indicated above, corresponding to their respective contribution, and they are fully paid up.

ARTICLE 8: CAPITAL INCREASE AND REDUCTION
-----------------------------------------
The capital can be increased once or several times by creating new shares alloted in representation of contributions in kind or in cash, by incorporating liquidity reserves, or by any other means, on the motion of the Manager or Managers, and under the authority of the Partners' decision, taken within the meaning of article 20 infra. Those shares must be totally paid up at the time of their creation.

No public subscription may be open to that effect. The amount of capital increase may be supplied only by the Partners. Third parties may be allowed to share in this capital increase pursuant to the Partners' decision taken in accordance with the provisions of article 20 infra.

The capital stock may also be reduced for any reason, especially by paying the Partners off, redeeming shares or reducing the number of shares. All done within the terms of Article 6 of the Act of March 7, 1925. This reduction may take place on the recommendations of Management and following a Partners' decision taken according to the provisions of Article 20 of these Articles of Incorporation.

ARTICLE 9: DEPOSITS OF FUNDS BY THE PARTNERS
--------------------------------------------
Each Partner may deposit funds in a current account of the Company. Those funds may earn interest.

ARTICLE 10: REPRESENTATION OF THE CAPITAL STOCK
-----------------------------------------------
The shares cannot be represented by negotiable instruments, security in registered form issued or payable to the holder.

Each Partner's certificate of shares shall arise only from these Articles of Incorporation, subsequent acts, which could modify the capital stock, and acts which would consist of duly approved assignments.

A copy or certificate of these acts may be delivered to each Partner upon his request and at his expense.

ARTICLE 11: SHARES INDIVISIBILITY
---------------------------------
The shares are entire as far as the Company is concerned, as it recognizes only one owner for each of them.

The undivided co-owners must appoint one of them to represent them towards the Company. In case of default of agreement it is up to the most earnest party to appoint by law an agent responsible for representing them.

                                                                   EXHIBIT 10.0



The usufructuaries and bare nominees must also be represented by one of them. In case of default of agreement the usufructuary shall validly represent the bare nominee.

ARTICLE 12: TRANSMISSION OF COMMON SHARES
-----------------------------------------
ss. 1 - Transmission inter vivos

Assignments of common shares must be evidenced by an act under private writing. They are enforceable against the Company and third parties only after the Company is served or has consented to them.

Common shares are freely transferable between Partners. They can only be transferred to strangers to the Company with the authorization of the majority of Partners representing three quarter of the capital stock.

In order to obtain that authorization, the Partner who wants to dispose of all or part of his common shares informs Management by registered mail, indicating the assignee's last names, first names, profession, domicile, and nationality, as well as the number of shares to dispose of.

Within the following eight days, Management informs, by registered mail, the Partners of the project of assignment. Each Partner must, within fifteen days after that letter is sent, let it be known whether he accepts the assignment.

Decisions are not justified.

Management notifies forthwith, by registered mail, the Selling-Partner of the consultation result.

In case the assignee is approved the assignment is formalized forthwith.

In case of refusal the Partners shall have the pre-emptive right on the aggregate number of shares to be assigned.

In case the tenders (coming from the Partners wanting to exercise their pre-emptive right) deal with a number of shares exceeding the number of shares to be assigned the allotment of common shares between the buying-Partners will be proceeded with on a pro rata rate with the number of their shares and within the limits of their claim.

This pre-emptive right may be exercised in all cases of assignment inter vivos, either free or paid for, even though the assignment was made by public invitation to tender or by court judgment.

The purchase price of pre-empted shares shall be fixed on the basis of the last balance sheet approved by the General Assembly.

In case of default of agreement between the parties, the redemption value shall be determined on the same documents by two experts: one appointed by the purchasers, the other by the assigning Partner, or the Partner's heirs and assign, with power for the experts to an umpire. There shall be a judicially appointed expert or umpire.

                                                                   EXHIBIT 10.0




ss. 2 - Transmission after death

In case a Partner dies, the transmission of the common shares belonging to him shall be done as of right for the benefit of his heirs and agents, who must only support their capacity within three months of the death, by producing to Management proof of notoriety, or heading of inventory. Failure to produce that evidence, and as long as it is not produced, Management will withhold exercise of the rights connected to the deceased Partner's common shares.

ARTICLE 13: PARTNERS' RIGHTS
----------------------------
Each share entitles one to a portion of the earnings and social asset, pro rata with the number of existing shares.

Any Partner may demand delivery at the Head Office, at his own expense, of a certified copy of the updated Articles of Incorporation; to that copy shall be appended the list of operating Managers.

Moreover any Partner may take cognizance or copy, by himself or through an associated Partner or not, at the Head Office:

- of the inventory, balance sheet, and income statement within fifteen days before the Partners' approval of those statements;

- of the text of the resolution at an assembly called to amend the Articles of Incorporation, within fifteen days of the meeting of that assembly;

- and at any time, of the statements indicating the Partners' names and addresses, as well as the number of shares held by each one, minutes of group decisions of the Partners, regular or special, during the last three years, and documents supporting the proper conduct of those decisions: letter placing on record the Partners' votes, record of attendance, and powers of Partners.

The rights and obligations attached to the shares follow them, in any hand; possession of a share carries as of right endorsement of the Articles of Incorporation and resolutions adopted regularly by the Partners.

A Partner's agents, heirs, successors at law or creditors may not under any pretence require the sealing of properties, Company's bond paper, require their division or licitation, nor interfere in any way with its administrative acts; they must, in order to exercise their rights, refer to the corporate inventory and the Partners' decisions.

The Partners are liable, even with respect to third parties, only to the extent of the amount of their shares.

ARTICLE 14: DEATH, INTERDICTION, BANKRUPTCY, AND INSOLVENCY OF A PARTNER
------------------------------------------------------------------------
The Company is not dissolved by a Partner's death, interdiction, bankruptcy, and insolvency.

                                                                   EXHIBIT 10.0



                                   TITLE THREE
                                   MANAGEMENT

ARTICLE 15: APPOINTMENT AND POWERS OF MANAGERS
----------------------------------------------
The Company will be managed by one or several managers, Partner or not, appointed by a decision taken according to Article 19, infra.

Each one has corporate signing authority, but may however only use it to fulfill the needs and business of the Company.

Managers have each separately the widest powers to act on behalf of the Company in all circumstances, and perform the operations related to its objects, subject to the other Managers' vote.

Those powers include especially:

- to receive and pay all monies, subscribe, endorse, negotiate, and discharge all instruments; execute any contract, agreement, and deals, concerning business transactions, make any loans; and open any current accounts, especially in banks and postal cheques, credits or advances, raise a loan by line of bank credit, or otherwise constitute to that effect the necessary standard warranty;

- to authorize all withdrawals, transfers, and disposals of credit funds, and any other securities belonging to the Company, grant all leases and rentals, undertake any construction and work, follow all actions in court, represent the Company in all arrangements concerning bankruptcy or liquidation by order of the court or voluntary, deal, buy and sell, compromise, give all waivers and releases, before or after payment.

The Managers may, under their responsibility, constitute agents for one or several specified objects.

ARTICLE 16: TERM OF MANAGERS' FUNCTIONS
---------------------------------------
Managers' functions are for a non-stated term.

They expire because of death, interdiction, insolvency or bankruptcy, revocation, or resignation. A Manager's death or retirement, for whatever reason, does not bring about the dissolution of a partnership. The sole or remaining Managers consult all the Partners to replace him. He or they ensure alone the administration of the Company until the new Manager is appointed.

All the Partners, who dismiss Managers or one of them, shall forthwith proceed to replace the new Manager.

Managers are removable only for legal causes.

They may, at any time, leave office.

                                                                   EXHIBIT 10.0



In case of group resignation they must forthwith consult all the Partners about appointing new Managers, and if such collectivity deems it appropriate, continue to collaborate with the Company after the date fixed by them for the termination of their employment, in order to brief their successors about corporate affairs during a period not exceeding six months.

ARTICLE 17: MANAGER'S RESPONSABILITIES
--------------------------------------
Managers are, in accordance with ordinary rules of law towards the Company and third parties, responsible either for violation of the provisions of the law, or for mistakes made by them during their Management.


                                   TITLE FOUR
                              COLLECTIVE DECISIONS

ARTICLE 18: TYPES OF DECISIONS
------------------------------
Collective decisions taken by the Partners may be ordinary or extraordinary. Extraordinary decisions are those that involve an amendment to the statutes or the approval of a transfer of common shares to persons outside the Company.

All other decisions are classified as ordinary.

ARTICLE 19: ORDINARY DECISIONS
The reason for ordinary decisions is to confer on Management the necessary authorization to undertake actions which go beyond the powers conferred upon it under Article 15, approved above, to approve, rectify or reject accounts, to decide any distribution or allocations of profits, to name or revoke Managers and in general to advise on any issues not dealing with amendment to the statutes or approval of a transfer of common shares to persons outside the Company.

Ordinary decisions are not valid unless they have been adopted by Partners representing more than half of the capital stock. If this number is not reached at the first consultation, the Partners shall be consulted a second time and decisions taken by majority vote; these decisions can only be on the issues which were to be dealt with at the original consultation.

ARTICLE 20: EXTRAORDINARY DECISIONS
-----------------------------------
The Partners may, by extraordinary decisions, amend any of the provisions of the statues, including but not limited to the following:

- transformation of the Company into another form of Company recognized by the laws in effect at the time of the transformation, without the necessity of creating a new company or obtaining the consent of even the statutory managers
- change in the objects of the Company
- reduction of the Company term or its prorogation
- change in the Firm name
- change in the location of the Head Office
- amalgamation of the Company with another company
- change in the number, rate or conditions of transfers of common shares

                                                                   EXHIBIT 10.0



- change in the number, length of service and powers of the Managers
- change in the length of the financial year or in the allocation and distribution of company profits
- change in the manner of consulting the Partners
- future dissolution of the Company - change in the manner of liquidation

Moreover, extraordinary decisions deal with the transfer of common shares to persons outside the Company. Extraordinary decisions are not valid unless they have been adopted by a majority of Partners representing three quarters of the capital stock.

However, the Partners may not, unless it is unanimously, change the nationality of the Company, or force one of the Partners to increase his share equity.

ARTICLE 21: TIMING OF CONSULTATIONS
-----------------------------------
Partners must make collective decisions at least once a year, during the three-month period that follows the end of the company year, to approve the financial statement for that year.

They can also make collective decisions at any other time of year.

ARTICLE 22: CONSULTATION PROTOCOL
---------------------------------
Collective decisions are taken upon request from one or several of the Managers.

Such decisions can also be taken upon request from one or several of the Partners representing more than half of the capital stock; failing that, by the Managers who shall consult with the Partners eight days after they have delivered a Notice of Intent by registered mail.

Decisions are made by written vote.

The text of the proposed resolutions is to be sent by Management or by the Partners participating in the consultation, to the last known address of each Partner by registered mail, with an acknowledgement of receipt.

It will contain necessary information and explanations, and if it involves approving the financial statement, will include the Managers' Report on Company business and the certified true and accurate statement of profits and losses.

Management is obliged to include in the list of resolutions those proposed before the sending of the letters, by one or several Partners representing at least a quarter of the capital stock.

Partners must, within twenty full days after the registered letters have been sent, indicate their acceptance or refusal to Management, also by registered mail, with an acknowledgement of receipt. Vote will be taken on each resolution by a "yes" or a "no".

Any Partner who has not indicated his response within the time stipulated above will be considered to have abstained.

                                                                   EXHIBIT 10.0



During the above time periods the Partners may demand of the Management any additional explanations they deem useful.

Partners' decisions may also be made in a general meeting.

A General Meeting may be called by one or several Partners representing more than half of the capital stock, or, failing this, by a Notice of Meeting from the Managers, to be held eight days after sending out a Notice of Intent by registered mail, with an acknowledgement of receipt.

The Notice of Meeting shall be sent by registered mail, with an acknowledgement of receipt, addressed to the last known residence of each Partner.

The Notice of Meeting shall clearly indicate the reason for the meeting. Management is obliged to put on the Agenda resolutions proposed before the sending of the letters, by one or several Partners representing at least a quarter of the capital stock.

The Notice of Meeting must be sent a full fifteen days before the meeting.

The General Meeting will be held at Head Office or in any other place in the city where the Head Office is located.

The eldest Manager will preside at the meeting.

Scrutineering will be carried out by the Partners with the greatest number of shares, or by their proxies, or if they refuse, by those who have the next greatest number.

The administration shall designate a Secretary who may or may not be a Partner.

There shall be an attendance sheet, indicating the names and home addresses of the Partners and their representatives, as well as the number of common shares held by each Partner. This attendance sheet, initialed by the members of the meeting shall be certified true by the administration and held in the Head Office.

The meeting may only discuss issues that are on the Agenda.

When the Partners' decisions must be unanimous they may be notarized or recorded by private agreement, signed by all Partners or their representatives.

ARTICLE 23: VOTING
------------------
Each Partner may be involved in making ordinary or extraordinary decisions, no matter how many shares he holds.

Each Partner has a number of votes equal to the number of common shares he holds, without limit.

The right to vote by correspondence or in the General Meeting can be exercised by a proxy not necessarily chosen from among the Partners.

                                                                   EXHIBIT 10.0




ARTICLE 24: MINUTES
-------------------
Collective decisions not established by agreement signed by all the Partners, are recorded in the minutes kept in a special register. These minutes are recorded and signed by the Managers at the time of the consultation by correspondence with the Partners, and by the members of the administration when the decision has been made at the General Meeting. Legal copies or texts of the decisions shall be signed by one of the Managers. After dissolution of the Company and during liquidation, copies and texts shall be signed by the liquidator or liquidators.

ARTICLE 25: APPLICATION OF DECISIONS
------------------------------------
Regular collective decisions are binding on all Partners, even those who are absent, opposed or unfit.



                                   TITLE FIVE

                    COMPANY YEAR - STATEMENTS - DISTRIBUTION

                            AND ALLOCATION OF PROFITS

ARTICLE 26: FINANCIAL YEAR
--------------------------
The financial year will begin on January 31 and end on December 31.

The first financial year will begin on the day of the adoption of the final constitution of the Company and end on December 31 of the same year.


ARTICLE 27: ACCOUNTING - STATEMENTS
-----------------------------------
Company operations will be reflected in accounting practices, which conform to the law and business usage.

Each year Management shall present a statement of the assets and liabilities of the Company.

Management shall include in this statement the amortization expenses applicable to any of the assets.


ARTICLE 28: DISTRIBUTION AND ALLOCATION OF PROFITS
--------------------------------------------------
Net profits shall be the revenue of the Company reported in the annual statement minus overhead, capital expenses, amortization of capital assets and any business or industrial risk reserves.

An amount equal to 5% will be taken out of the profits for a legal reserve. The rest of the profits shall be distributed amongst the Partners according to the number of shares each one holds.

                                                                   EXHIBIT 10.0



However, the Partners may, acting on a proposal by one of the Managers and with the majority stipulated in Article 19 above, allot profits to the creation of general or specified reserves, which may be used, at their discretion, to redeem or revoke common shares or to amortize these shares by a reimbursement equal to their value.

Losses, if there are any, will be assumed by all the Partners, whether they be Managers or not, in proportion to the number of shares they own, without anyone being liable for more than the amount of the shares they own.


ARTICLE 29: DIVIDEND AND PERCENTAGE PAYMENTS
--------------------------------------------
Dividends shall be paid annually in the six months following the General Meeting where the distribution was established. The ones not claimed within five years shall be deemed invalid by law.


                                    TITLE SIX
                            DISSOLUTION - LIQUIDATION

ARTICLE 30: DISSOLUTION
-----------------------
In the case of a loss of three quarters of the capital stock as established by an accounting statement, Management must inform the Partners of this loss in the manner prescribed above in Article 22, and must call on them to decide by double majority as stipulated in Article 20 upon the continuance or the dissolution of the Company.

If the Managers cannot contact the Partners in the case where there have been no regular consultations, any interested party may demand court dissolution of the Company.

ARTICLE 31: LIQUIDATION
-----------------------
Upon dissolution of the Company, at whatever planned time, or for whatever reason, liquidation shall be carried out by the existing Managers.

During the liquidation the Partners may, as they do during the Company year, make decisions that they deem necessary to the liquidation process.

All the capital assets are to be sold by the liquidators who have full powers and who, if there are several, may act together or separately.

The liquidator, or liquidators, may, with the authorization of the Partners, given in the form and with the majority required in Article 30 above, give or transfer to another company or to any other person the total of goods, rights and obligations, assets as well as liabilities, of the Company.

After discharge of liabilities and expenses, the net proceeds of the liquidation shall be applied first to reimburse the amount of capital stock if this reimbursement has not already taken place. The surplus shall be divided amongst the Partners in proportion to the number of shares owned.

                                                                   EXHIBIT 10.0



                                   TITLE SEVEN
                                    DISPUTES

ARTICLE 32:  COMPETENT COURTS
-----------------------------
All disputes that may arise between the Partners, during the operations of the Company or the liquidation, concerning Company business shall be subject to Madagascar jurisdiction.

To this end, in the case of a dispute, a Partner must elect as his domicile the Head Office, and all writs or notices shall be sent regularly to this domicile.

If there has been no election of domicile, writs and notices shall be duly executed by the office of the Public Prosecutor of the Republic in Civil Court at the Head Office location.


                                   TITLE EIGHT
                               PUBLICATION - COSTS

ARTICLE 33: PUBLICATION
-----------------------
Power is given to the bearer of the originals and copies of the present documents, to carry out all the legal formalities in regard to public notices.

ARTICLE 34: COSTS
-----------------
Cost and fees of the present shall be the responsibility of the Company and shall be considered as "Set-up costs".


Drawn at Diego Suarez, September 16, 2002


/s/ J.B. Besy Andriamanolo
--------------------------
BESY ANDRIAMANOLO Jean Bruno



/s/ G. Armstrong
----------------
ARMSTRONG Geoffrey John

                                                                   EXHIBIT 10.0





                                  Attachment D
                                 Societe Siranna
                                S.A.R.L. Permits

The Language Bureau

TRANSLATION AGENCY DECLARATION
The document below is a translation of a source document in the French language that was transmitted to the translator by mail, e-mail, fax or hand. The translation was transmitted to this agency electronically and printed by us. We hereby certify that we have reproduced the translator's work below and ensured that the (each) translator was working from a true copy of the source document attached. We may have re-formatted the document to achieve layout consistency throughout or to conform more closely to the appearance of the source document. We verily believe that the translation was made by the named translator(s) without undue influence by any other person. We impress our seal on this translation and the attached source document for identification. Filename: 416E Operating Permit Translator(s): Andrea Rankin, Certified Translator

Date: 20 Feb 04     By:   /s/  T. Hobrough  for The Language Bureau, Vancouver.
                      ----------------------
--------------------------------------------------------------------------------


REPUBLIC OF MADAGASCAR

MINISTRY OF ENERGY AND MINES                                Mine Registry Office

                    Act 99-022 of August 19, 1999 Mining Code

                                OPERATING PERMIT
                                ----------------

                                   Number 1308


By Order:  3492/2003                                         Dated:   27/02/2003

Issued in the name of:                      SOCIETE SIRANNA

Resident at:                        Lot 02 Grand Parvois, ANTSIRANANA 201

The present permit is valid for the exploitation of substances initially declared, as follows:

Sapphire

The initial perimeter of the said permit includes    2   squares with sides of
2.5 kms    situated

Mainly on map FTM 1/1000,000 n                   V31     in the province of

Diego
-----

The coordinates from the center of the squares, according to the Laborde Geodesic System (LGS) are listed in the Appendix, entitled "Configuration of the Perimeter", which is part of this permit.

The present permit is valid for a period of   40 years from  23/03/1999

                                                                   EXHIBIT 10.0




Signed at:                ANTANANARIVO                  on:  March 20 (?)   2003

With seal and signature of:     Minister of Energy and Mines  (J. RABARISON)

         Renewal                                      Permit History
Date:            Length: 20 years             Date:                     Type:
Order No:                                 Order No:

[repeated three more times on page - all blank]






[at bottom of page]


                                IMPORTANT NOTICE

Request for Renewal must be made at
The Registry Office


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
                                                                   EXHIBIT 10.0


The Language Bureau

TRANSLATION AGENCY DECLARATION
The document below is a translation of a source document in the French language that was transmitted to the translator by mail, e-mail, fax or hand. The translation was transmitted to this agency electronically and printed by us. We hereby certify that we have reproduced the translator's work below and ensured that the (each) translator was working from a true copy of the source document attached. We may have re-formatted the document to achieve layout consistency throughout or to conform more closely to the appearance of the source document. We verily believe that the translation was made by the named translator(s) without undue influence by any other person. We impress our seal on this translation and the attached source document for identification. Filename: 416E Operating Permit Translator(s): Andrea Rankin, Certified Translator

Date: 20 Feb 04        By:     T. Hobrough   for The Language Bureau, Vancouver.
                           -----------------
--------------------------------------------------------------------------------

I. GENERAL INFORMATION ABOUT THE APPLICANT

I.I  Claimant's identity
---  -------------------

Corporate name               : "SOCIETE SIRANNA"
Legal form of Business Organization         : Business Corporation
Object : Research, mining, and export of untreated mine products Registration record at the trade register : 2002-B-0116/ANTS.
Reference from the Expense Card                      : 3902-1cl-C
Head office or elected Domicile        : Dwelling No. 2, Grand Pavois City,
ANTSIRANANA-201
Powers of the Signatory    : Manager
Signatory's Identity        : BESY ANDRIAMANOLO Jean Bruno
                              Identity Card No. 101.221.039.884, dated
                              October 31, 1984, issued in Antananarivo II
Signatory's Address         : Dwelling No. 2, Grand Pavois City, ANTSIRANANA-201
                              Tel.: 032 04 100 10

II. INFORMATION ON THE SQUARES COMPOSING THE PERIMETER REQUESTED.

                           Topographic Chart No.:V 31
                      (reference of the chart at 1/100,000)

-------- ------------ ------------ --------------- ---------------------------- ----------------- --------------------
No.      Xv           Yv           Substance       Autonomous Province          Region            Commune
         --           --                           -------------------          ------            -------
-------- ------------ ------------ --------------- ---------------------------- ----------------- --------------------
01       713.750      1478.750     sapphire        Antsiranana                  Antsiranana-II    Anivorano-North
-------- ------------ ------------ --------------- ---------------------------- ----------------- --------------------
                                   sapphire        Antsiranana                  Antsiranana-II    Anivorano-North
-------- ------------ ------------ --------------- ---------------------------- ----------------- --------------------

III. INFORMATION ON THE OTHER LICENCES OR APPLICATIONS FOR A
         LICENCE

                                                                   EXHIBIT 10.0



No license is already issued or has been requested.

IV.  ITEMS TO PROVIDE
---  ----------------

1.   Copy of the Company's Articles of Incorporation;

2. Failing indication in the Articles, deed giving signing authority to the person who has signed the application (Minutes of Proceedings-Appointment of Manager);

3.   Attestation of Registration record at the trade register;

4.   Expense Card in the Company's name;

5.   Certificate of Fiscal Compliance


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